EQ ADVISORS TRUSTSM

EQ/PIMCO Global Real Return Portfolio – Class IB Shares

SUPPLEMENT DATED MAY 4, 2017 TO THE PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2017, of the EQ/PIMCO Global Real Return Portfolio, a series of the of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the investment strategy for the EQ/PIMCO Global Real Return Portfolio (“Portfolio”).

Information Regarding

EQ/PIMCO Global Real Return Portfolio – Class IB Shares

Effective immediately, the last sentence of the first paragraph in the section of the Summary Prospectus entitled “EQ/PIMCO Global Real Return Portfolio - Investments, Risks, and Performance – Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds” rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Global Rating (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage related securities rated below B).